Exhibit 99.1

ABM NAMES DAVID ORR AS CHIEF FINANCIAL OFFICER
Experienced ABM financial leader brings deep operational experience to CFO role

NEW YORK, NY – June 10, 2025 – ABM (NYSE: ABM), a leading provider of facility solutions, today announced the promotion of David Orr, a long-tenured executive of ABM who most recently served as Senior Vice President, Financial Planning and Analysis, to the position of Executive Vice President and Chief Financial Officer. Orr succeeds Earl Ellis, who has served as CFO since November 2020.

“David’s appointment as CFO reflects the strength of the talent we’ve cultivated across ABM,” said Scott Salmirs, President and Chief Executive Officer of ABM. “He has a deep understanding of our industry and our business, strong financial acumen, and a steadfast commitment to our culture of operational excellence. We are excited for David to bring these strengths to the CFO role as we work to accelerate our growth and transformation. I also want to thank Earl for his many contributions over the past several years and wish him continued success.”

“I am honored to be named CFO and am deeply appreciative of the opportunity to continue serving ABM in this new role,” said Orr. “I’m passionate about this business and look forward to partnering with our teams to build on our strong foundation, drive growth and value creation, and advance our strategic priorities with financial discipline and operational excellence.”

Throughout his career at ABM, Orr has held leadership roles across finance, strategy, and operations. As Senior Vice President, Financial Planning and Analysis since 2015, he led enterprise-wide forecasting, budgeting, and strategic financial planning. In this role, he significantly enhanced company-wide reporting and performance measurement capabilities and has been instrumental in developing and implementing recent enhancements to ABM’s transformation processes.

Orr began his career with ABM in 2001 in its lighting services division, where he held critical operating roles across the Southeast region gaining deep insight into the needs of ABM’s field and client operations, before being promoted to Vice President of Finance and Administration. From 2008 to 2015, he was Vice President, Strategic Solutions, where he partnered closely with operations to align financial strategy with growth initiatives. Orr holds a bachelor’s degree in business administration from the University of North Carolina at Chapel Hill and an MBA from the Belk College of Business at the University of North Carolina at Charlotte.

About ABM

ABM (NYSE: ABM) is one of the world’s largest providers of integrated facility, engineering, and infrastructure solutions. Every day, our over 100,000 team members deliver essential services that make spaces cleaner, safer, and efficient, enhancing the overall occupant experience.

ABM serves a wide range of market sectors including commercial real estate, aviation, mission critical, and manufacturing and distribution. With over $8 billion in annual revenue and a blue-chip client base, ABM delivers innovative technologies and sustainable solutions that enhance facilities and empower clients to achieve their goals. Committed to creating smarter, more connected spaces, ABM is investing in the future to meet evolving challenges and build a healthier, thriving world. ABM: Driving possibility, together.

For more information, visit www.abm.com

Cautionary Statement under the Private Securities Litigation Reform Act of 1995

This press release contains both historical and forward-looking statements about ABM Industries Incorporated (referred to as “ABM,” “we,” “us,” “our,” or the “Company”). We make forward-looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict. For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward-looking statements include: our success depends on our ability to gain profitable business despite competitive market pressures; our results of operations can be adversely affected by labor shortages, turnover, and labor cost increases; we may not be able to attract and retain qualified personnel and senior management we need to support our business; investments in and changes to our businesses, operating structure, or personnel relating to our ELEVATE strategy, including the implementation of strategic transformations, enhanced business processes, and technology initiatives may not have the desired effects on our financial condition and results of operations; our ability to preserve long-term client relationships is essential to our continued success; our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk; our international business involves risks different from those we face in the United States that could negatively impact our results of operations and financial condition; decreases in commercial office space utilization due to hybrid work models and increases in office vacancy rates could adversely affect our financial condition; negative changes in general economic conditions, such as recessionary pressures, high interest rates, durable and non-durable goods pricing, changes in energy prices, or changes in consumer goods pricing, could reduce the demand for services and, as a result, reduce our revenue and earnings and adversely affect our financial condition; we may experience breaches of, or disruptions to, our information technology systems or those of our third-party providers or clients, or other compromises of our data that could adversely affect our business; our ongoing implementation of new enterprise resource planning (“ERP”) and related boundary systems could adversely impact our ability to operate our business and report our financial results; acquisitions, divestitures, and other strategic transactions could fail to achieve financial or strategic objectives, disrupt our ongoing business, and adversely impact our results of operations; we manage our insurable risks through a combination of third-party purchased policies and self-insurance, and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that changes in estimates to our ultimate insurance loss reserves could result in material charges against our earnings; our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss; unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities; we are subject to extensive legal and regulatory requirements, which could limit our profitability by increasing the costs of legal and regulatory compliance; a significant number of our employees are covered by collective bargaining agreements that could expose us to potential liabilities in relation to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activities, and union organizing drives; our business may be materially affected by changes to fiscal and tax policies; negative or unexpected tax consequences could adversely affect our results of operations; future increases in the level of our borrowings and interest rates could affect our results of operations; impairment of goodwill and long-lived assets could have a material adverse effect on our financial condition and results of operations; if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results and investor perceptions of our Company and as a result may have a material adverse effect on the value of our common stock; our business may be negatively impacted by adverse weather conditions; catastrophic events, disasters, pandemics, and terrorist attacks could disrupt our services; and actions of activist investors could disrupt our business. For additional information on these and other risks and uncertainties we face, see ABM’s risk factors, as they may be amended from time to time, set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent filings. We urge readers to consider these risks and uncertainties in evaluating our forward-looking statements.

Contact:

Investor Relations: Paul Goldberg

(212) 297-9721

ir@abm.com